                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



     Date of Report (Date of earliest event reported): September 15, 1999


                          NEUROMEDICAL SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


     Delaware                       0-26984                     13-3526980
  (State or other             (Commission File No.)          (I.R.S. Employer
   jurisdiction                                             Identification No.)
 of incorporation)


      10 Mountain View Road, Suite C-100
          Upper Saddle River, NJ                                 07458-1933
   (Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:  (201) 934-0660

ITEM 5.  Other Events.
----------------------

     Neuromedical Systems, Inc. (the "Company") hereby files under Form 8-K portions of the Company's monthly operating report for August of 1999 as filed on September 15, 1999 with the United States Trustee's Office and the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court" and such report, the "Monthly Report"). Attachments to the Monthly Report as filed with the Bankruptcy Court may be obtained upon request to the Company at the address set forth on the cover page to this Form 8-K or through the Bankruptcy Court at 824 North Market Street, Wilmington, DE 19801.

     On March 30, 1999, counsel for the Company, submitted a letter to the Securities and Exchange Commission (the "SEC") requesting that the SEC staff confirm that it would not recommend any SEC enforcement against the Company if, in lieu of the Company's periodic reports required under the Securities Exchange Act of 1934, the Company filed with the SEC under Form 8-K copies of its Monthly Reports within fifteen calendar days following the submission of such Monthly Reports to the Bankruptcy Court.

                               Acc Balance Sheet

                                ACCRUAL BASIS-2
                           COMPARATIVE BALANCE SHEET
                                 THIRD QUARTER

----------------------------------------------------------------------------------------------------------
ASSETS                                                           MONTH            MONTH          MONTH
                                                            ----------------------------------------------
                                                                 JULY            AUGUST        SEPTEMBER
----------------------------------------------------------------------------------------------------------
   1    CASH                                                   3,607,473        3,175,989
----------------------------------------------------------------------------------------------------------
   2    ACCOUNTS RECEIVABLE, NET                                 185,049            1,969
----------------------------------------------------------------------------------------------------------
   3    INVENTORY
----------------------------------------------------------------------------------------------------------
   4    NOTES RECEIVABLE
----------------------------------------------------------------------------------------------------------
   5    PREPAID EXPENSES                                         714,316          712,693            -
----------------------------------------------------------------------------------------------------------
   6    OTHER (ATTACH LIST)                                    7,000,000        5,950,000            -
----------------------------------------------------------------------------------------------------------
   7    TOTAL CURRENT ASSETS                                  11,506,838        9,840,651            -
----------------------------------------------------------------------------------------------------------
   8    PROPERTY, PLANT & EQUIPMENT                           19,047,177       19,047,177
----------------------------------------------------------------------------------------------------------
   9    LESS: ACCUMULATED DEPRECIATION/DEPLETION             (18,757,733)     (18,757,733)
----------------------------------------------------------------------------------------------------------
   10   NET PROPERTY, PLANT & EQUIPMENT                          289,444          289,444            -
----------------------------------------------------------------------------------------------------------
   11   DUE FROM AFFILIATES & INSIDERS                            74,566           44,776            -
----------------------------------------------------------------------------------------------------------
   12   INTANGIBLES                                             (270,700)        (270,700)
----------------------------------------------------------------------------------------------------------
   13   OTHER (ATTACH LIST)                                       53,635           53,635            -
----------------------------------------------------------------------------------------------------------
   14   TOTAL ASSETS                                          11,653,783        9,957,806            -
----------------------------------------------------------------------------------------------------------
POST PETITION LIABILITIES
----------------------------------------------------------------------------------------------------------
   15   ACCOUNTS PAYABLE                                          57,764           58,263
----------------------------------------------------------------------------------------------------------
   16   TAXES PAYABLE
----------------------------------------------------------------------------------------------------------
   17   NOTES PAYABLE
----------------------------------------------------------------------------------------------------------
   18   PROFESSIONAL FEES                                        415,852
----------------------------------------------------------------------------------------------------------
   19   SECURED DEBT
----------------------------------------------------------------------------------------------------------
   20   DUE TO AFFILIATES & INSIDERS                              11,104           13,625
----------------------------------------------------------------------------------------------------------
   21   OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------
   22   TOTAL POSTPETITION LIABILITIES                           484,720           71,888            -
----------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------
   23   SECURED DEBT                                           2,926,239        2,866,239
----------------------------------------------------------------------------------------------------------
   24   PRIORITY DEBT
----------------------------------------------------------------------------------------------------------
   25   UNSECURED DEBT
----------------------------------------------------------------------------------------------------------
   26   OTHER (ATTACH LIST)                                    2,866,301        2,855,723            -
----------------------------------------------------------------------------------------------------------
   27   TOTAL PREPETITION LIABILITIES                          5,792,540        5,721,962            -
----------------------------------------------------------------------------------------------------------
   28   TOTAL LIABILITIES                                      6,277,260        5,793,850            -
----------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------
   29   OWNERS' PREPETITION EQUITY                               (86,028)         (86,028)
----------------------------------------------------------------------------------------------------------
   30   POSTPETITION CUMULATIVE PROFIT OR (LOSS)               5,462,551        4,249,984            -
----------------------------------------------------------------------------------------------------------
   31   TOTAL EQUITY (DEFICIT)                                 5,376,523        4,163,956            -
----------------------------------------------------------------------------------------------------------
   32   TOTAL LIABILITIES & OWNERS' EQUITY                    11,653,783        9,957,806            -
----------------------------------------------------------------------------------------------------------

                               Balance Sheet Dtl


                                ACCRUAL BASIS-2
                  COMPARATIVE BALANCE SHEET -DETAIL SCHEDULES
                               3RD QUARTER 1999

--------------------------------------------------------------------------------------------------------------------
                                                                           MONTH            MONTH          MONTH
                                                                      ----------------------------------------------
                                                                           JULY            AUGUST        SEPTEMBER
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 LINE 5  PREPAIDS:
--------------------------------------------------------------------------------------------------------------------------
         A/R EXCHANGE - REVIEW STATIONS
--------------------------------------------------------------------------------------------------------------------------
         PREPAID EXPENSES                                                 637,542           637,542
--------------------------------------------------------------------------------------------------------------------------
         PREPAID INSURANCE                                                 56,460            55,116
--------------------------------------------------------------------------------------------------------------------------
         EMPLOYEE RECEIVABLES                                               3,906             3,627
--------------------------------------------------------------------------------------------------------------------------
         INTEREST RECEIVABLE - OTHER
--------------------------------------------------------------------------------------------------------------------------
         SECURITY DEPOSITS SHORT TERM                                      16,408            16,408
--------------------------------------------------------------------------------------------------------------------------
                         TOTAL PREPAIDS                                   714,316           712,693            -
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 LINE 6  OTHER
--------------------------------------------------------------------------------------------------------------------------
         INVESTMENTS HELD FOR SALE                                      7,000,000
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 LINE 11 DUE FROM AFFILIATES AND INSIDERS:
--------------------------------------------------------------------------------------------------------------------------
         ISRAEL                                                        13,695,196        11,934,768
--------------------------------------------------------------------------------------------------------------------------
         NETHERLANDS                                                    1,983,006
--------------------------------------------------------------------------------------------------------------------------
         EUROPE                                                         4,766,149
--------------------------------------------------------------------------------------------------------------------------
         ACE
--------------------------------------------------------------------------------------------------------------------------
         HONG KONG
--------------------------------------------------------------------------------------------------------------------------
         AUSTRALIA
--------------------------------------------------------------------------------------------------------------------------
         ASIA PACIFIC
--------------------------------------------------------------------------------------------------------------------------
         OVERSEAS HOLDING                                                  50,000            50,000
--------------------------------------------------------------------------------------------------------------------------
         OVERSEAS GROUP                                                    50,000            50,000
--------------------------------------------------------------------------------------------------------------------------
         RESERVE FOR UNCOLLECTIBLE INTERCOMPANY OBLIGATIONS           (20,514,353)      (12,034,768)
--------------------------------------------------------------------------------------------------------------------------
         PAUL SOHMER                                                       44,568            44,776
--------------------------------------------------------------------------------------------------------------------------
               DUE FROM AFFILIATES AND INSIDERS                            74,566            44,776            -
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 LINE 13 OTHER:
--------------------------------------------------------------------------------------------------------------------------
         SECURITY DEPOSITS LONG TERM                                       53,635            53,635
--------------------------------------------------------------------------------------------------------------------------
                         TOTAL OTHER                                       53,635            53,635            -
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 LINE 26 OTHER:
--------------------------------------------------------------------------------------------------------------------------
         ACCOUNTS PAYABLE                                                 923,082           913,809
--------------------------------------------------------------------------------------------------------------------------
         NOTE PAYABLE - BIRD FOUNDATION                                   120,096           120,096
--------------------------------------------------------------------------------------------------------------------------
         INTERCOMPANY A/P - HONGKONG
--------------------------------------------------------------------------------------------------------------------------
         ACCRUED COMPENSATION                                             645,100           645,100
--------------------------------------------------------------------------------------------------------------------------
         ACCRUED VACATION                                                 129,923           128,618
--------------------------------------------------------------------------------------------------------------------------
         ACCRUED ADVERTISING
--------------------------------------------------------------------------------------------------------------------------
         ACCRUED AUDIT                                                     32,960            32,960
--------------------------------------------------------------------------------------------------------------------------
         ACCRUED CONSULTING                                                76,500            76,500
--------------------------------------------------------------------------------------------------------------------------
         ACCRUED INTEREST                                                  47,133            47,133
--------------------------------------------------------------------------------------------------------------------------
         ACCRUED LEGAL                                                     88,064            88,064
--------------------------------------------------------------------------------------------------------------------------
         ACCRUED MISCELLANEOUS                                            101,256           101,256
--------------------------------------------------------------------------------------------------------------------------
         ACCRUED OTHER                                                     39,185            39,185
--------------------------------------------------------------------------------------------------------------------------
         ACCRUED TAXES                                                     54,737            54,737
--------------------------------------------------------------------------------------------------------------------------
         ACCRUED RESTRUCTURING                                            608,265           608,265
--------------------------------------------------------------------------------------------------------------------------
         ACCRUED PAYROLL TAXES
--------------------------------------------------------------------------------------------------------------------------
         ACCRUED PENSION PLAN PAYABLE
--------------------------------------------------------------------------------------------------------------------------
         ACCRUED SALES TAX PAYABLE                                            -                 -              -
--------------------------------------------------------------------------------------------------------------------------
                         TOTAL OTHER                                    2,866,301         2,855,723            -
--------------------------------------------------------------------------------------------------------------------------
                                                                                          2,983,964
         ---------------------------------------------------------------------------------------------------------------

         -----------------------------------------------------------------------------------------------------------------
 LINE 30 POSTPETITION CUMULATIVE PROFIT OR LOSS
         ---------------------------------------------------------------------------------------------------------------
         CUMULATIVE RESULTS OF OPERATION                                7,912,551         7,749,984
         ---------------------------------------------------------------------------------------------------------------
         UNREALIZED GAIN (LOSS) ON INVESTMENTS HELD FOR SALE           (2,450,000)       (3,500,000)
         ---------------------------------------------------------------------------------------------------------------
                         TOTAL                                          5,462,551         4,249,984            -
         ---------------------------------------------------------------------------------------------------------------

                                ACCRUAL BASIS-3
                               INCOME STATEMENT
                                 THIRD QUARTER

--------------------------------------------------------------------------------------------------------------
REVENUES                                                         MONTH            MONTH            MONTH
                                                           ---------------------------------------------------
                                                                 JULY             AUGUST          SEPTEMBER
--------------------------------------------------------------------------------------------------------------
           1 GROSS REVENUES                                       46,640           25,164
--------------------------------------------------------------------------------------------------------------
           2 LESS: RETURNS & DISCOUNTS
--------------------------------------------------------------------------------------------------------------
           3 NET REVENUE                                          46,640           25,164                -
--------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------
           4 BEGINNING INVENTORY                                                                         -
--------------------------------------------------------------------------------------------------------------
           5 ADD: PURCHASES
--------------------------------------------------------------------------------------------------------------
           6 LESS: ENDING INVENTORY                                                     -                -
--------------------------------------------------------------------------------------------------------------
           7                            COST OF GOODS SOLD             -                -                -
--------------------------------------------------------------------------------------------------------------
           8 GROSS PROFIT                                         46,640           25,164                -
--------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------
           9 OFFICER/INSIDER COMPENSATION                        131,482           29,166
--------------------------------------------------------------------------------------------------------------
          10 DIRECT LABOR/SALARIES                                36,901           41,166
--------------------------------------------------------------------------------------------------------------
          11 PAYROLL TAXES                                         5,018            3,483
--------------------------------------------------------------------------------------------------------------
          12 RENT & LEASE EXPENSE                                 15,933              385
--------------------------------------------------------------------------------------------------------------
          13 INSURANCE                                            36,013           43,409
--------------------------------------------------------------------------------------------------------------
          14 DEPRECIATION/DEPLETION/AMORTIZATION
--------------------------------------------------------------------------------------------------------------
          15 GENERAL & ADMINISTRATIVE                              1,000            1,522
--------------------------------------------------------------------------------------------------------------
          16 OTHER (ATTACH LIST)                                  25,945           30,554                -
--------------------------------------------------------------------------------------------------------------
          17 TOTAL OPERATING EXPENSES                            252,292          149,685                -
--------------------------------------------------------------------------------------------------------------
          18 OPERATING INCOME                                   (205,652)        (124,521)               -
--------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------
          19 OTHER INCOME (ATTACH LIST)                           12,220           74,390                -
--------------------------------------------------------------------------------------------------------------
          20 OTHER EXPENSES (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------
          21 INTEREST EXPENSE                                    (42,468)            (154)
--------------------------------------------------------------------------------------------------------------
          22 OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------
          23 NET OTHER INCOME & EXPENSES                         (30,248)          74,236                -
--------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------
          24 PROFESSIONAL FESS                                   415,852          112,282
--------------------------------------------------------------------------------------------------------------
          25 U.S. TRUSTEE FEES
--------------------------------------------------------------------------------------------------------------
          26 OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------
          27 TOTAL REORGANIZATION EXPENSES                       415,852          112,282                -
--------------------------------------------------------------------------------------------------------------
          28 INCOME TAX
--------------------------------------------------------------------------------------------------------------
          29 NET PROFIT (LOSS)                                  (651,752)        (162,567)               -
--------------------------------------------------------------------------------------------------------------

                                ACCRUAL BASIS-3
                               INCOME STATEMENT
                               3RD QUARTER 1999
                               ----------------

-----------------------------------------------------------------------------------------------------------------------
                                                                         MONTH            MONTH             MONTH
                                                                   ----------------------------------------------------
                                                                         JULY             AUGUST          SEPTEMBER
-----------------------------------------------------------------------------------------------------------------------
LINE 16      OTHER EXPENSES:
-----------------------------------------------------------------------------------------------------------------------
             LIFE AND HEALTH INSURANCE
-----------------------------------------------------------------------------------------------------------------------
             TRAVEL AND ENTERTAINMENT                                     3,373            2,482
-----------------------------------------------------------------------------------------------------------------------
             DUES AND SUBSCRIPTIONS                                                          (45)
-----------------------------------------------------------------------------------------------------------------------
             RELOCATION COSTS
-----------------------------------------------------------------------------------------------------------------------
             REPAIRS AND MAINTENANCE                                                         562
-----------------------------------------------------------------------------------------------------------------------
             FREIGHT AND DELIVERIES                                       2,168            1,087
-----------------------------------------------------------------------------------------------------------------------
             COMPUTER EXPENSES                                              670              670
-----------------------------------------------------------------------------------------------------------------------
             EQUIPMENT LEASING                                            2,187            3,686
-----------------------------------------------------------------------------------------------------------------------
             AUTO EXPENSES
-----------------------------------------------------------------------------------------------------------------------
             PAYROLL FEES                                                 5,292              330
-----------------------------------------------------------------------------------------------------------------------
             CLINICAL TRIALS
-----------------------------------------------------------------------------------------------------------------------
             CONSULTANTS
-----------------------------------------------------------------------------------------------------------------------
             CONTRACTED SERVICES                                            875            7,600
-----------------------------------------------------------------------------------------------------------------------
             LEGAL- REFUND FROM INSURANCE CO.
-----------------------------------------------------------------------------------------------------------------------
             SUPPLIES AND MOVING                                          1,476            3,587
-----------------------------------------------------------------------------------------------------------------------
             TELEPHONE AND COMMUNICATIONS                                10,515           10,366
-----------------------------------------------------------------------------------------------------------------------
             TAXES AND FEES                                                (611)             229
-----------------------------------------------------------------------------------------------------------------------
             ASSET WRITE DOWN
-----------------------------------------------------------------------------------------------------------------------
             OTHER LEGAL
-----------------------------------------------------------------------------------------------------------------------
             ROYALTIES
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL OTHER EXPENSE       25,945           30,554                -
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
LINE 19      OTHER INCOME:
-----------------------------------------------------------------------------------------------------------------------
             SALE OF EQUIPMENT                                                            10,000
-----------------------------------------------------------------------------------------------------------------------
             MANAGEMENT FEES-AUSTRALIA                                                    54,230
-----------------------------------------------------------------------------------------------------------------------
             INTERCOMPANY SETTLEMENT
-----------------------------------------------------------------------------------------------------------------------
             INTEREST                                                    12,220           10,160
-----------------------------------------------------------------------------------------------------------------------
                                                TOTAL OTHER INCOME       12,220           74,390                -
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 LINE 22     OTHER :
-----------------------------------------------------------------------------------------------------------------------
             PENALTY FOR EARLY EXTINGUISHMENT
-----------------------------------------------------------------------------------------------------------------------
             OF DEBT
-----------------------------------------------------------------------------------------------------------------------
                                                       TOTAL OTHER           -                -                 -
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                 Cash Summary


Debtor: Neuromedical Systems, Inc.
ACCRUAL BASIS-4

SUMMARY OF BANK ACCOUNTS:
----------------------------------------------------------------------------------------------------
                                                       MONTH            MONTH            MONTH
                                                 ---------------------------------------------------
                                                       JULY            AUGUST          SEPTEMBER
             ---------------------------------------------------------------------------------------
             ---------------------------------------------------------------------------------------
             Checking                                   96,979          228,142
             ---------------------------------------------------------------------------------------
             Money Market                            3,481,839        2,803,745
             ---------------------------------------------------------------------------------------
             Payroll                                    16,913          132,314
             ---------------------------------------------------------------------------------------
             Morgan Stanley Dean Witter                  8,527            8,563
             ---------------------------------------------------------------------------------------
             Merrill Lynch                                 561              561
             ---------------------------------------------------------------------------------------
             Certificates of Deposit                        61               61
             ---------------------------------------------------------------------------------------
             Citifunds                                   2,593            2,603
             ---------------------------------------------------------------------------------------
             Investment                                      -
             ---------------------------------------------------------------------------------------
                         TOTAL                       3,607,473        3,175,989              -
----------------------------------------------------------------------------------------------------

                                   Cash Stmt

Debtor: Neuromedical Systems, Inc.
CASH BASIS - 2

Case No.: 99-703 (PJW)
THIRD QUARTER

----------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND DISBURSEMENTS                                  MONTH            MONTH          MONTH
                                                           -----------------------------------------------
                                                                 JULY            AUGUST        SEPTEMBER
----------------------------------------------------------------------------------------------------------
   1     CASH - BEGINNING OF MONTH                            4,046,151        3,607,473
----------------------------------------------------------------------------------------------------------
RECEIPTS
----------------------------------------------------------------------------------------------------------
   2     CASH SALES
----------------------------------------------------------------------------------------------------------
   3     ACCOUNTS RECEIVABLE COLLECTIONS                         97,451          208,239
----------------------------------------------------------------------------------------------------------
   4     LOANS & ADVANCES
----------------------------------------------------------------------------------------------------------
   5     SALE OF ASSETS                                                           10,000
----------------------------------------------------------------------------------------------------------
   6     LEASE & RENTAL INCOME
----------------------------------------------------------------------------------------------------------
   7     WAGES
----------------------------------------------------------------------------------------------------------
   8     OTHER (ATTACH LIST)                                    109,598          106,498              -
----------------------------------------------------------------------------------------------------------
   9     TOTAL RECEIPTS                                         207,049          324,737              -
----------------------------------------------------------------------------------------------------------
DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
   10    NET PAYROLL                                             67,522           47,687
----------------------------------------------------------------------------------------------------------
   11    PAYROLL TAXES PAID                                     125,154           24,912
----------------------------------------------------------------------------------------------------------
   12    SALES, USE & OTHER TAXES PAID
----------------------------------------------------------------------------------------------------------
   13    INVENTORY PURCHASES
----------------------------------------------------------------------------------------------------------
   14    MORTGAGE PAYMENTS
----------------------------------------------------------------------------------------------------------
   15    OTHER SECURED NOTE PAYMENTS                             35,522          105,576
----------------------------------------------------------------------------------------------------------
   16    RENTAL & LEASE PAYMENTS                                    402            6,955
----------------------------------------------------------------------------------------------------------
   17    UTILITIES                                               24,213           15,598
----------------------------------------------------------------------------------------------------------
   18    INSURANCE                                               74,720            9,207
----------------------------------------------------------------------------------------------------------
   19    VEHICLE EXPENSES
----------------------------------------------------------------------------------------------------------
   20    TRAVEL                                                   3,000            2,281
----------------------------------------------------------------------------------------------------------
   21    ENTERTAINMENT
----------------------------------------------------------------------------------------------------------
   22    REPAIRS & MAINTENANCE
----------------------------------------------------------------------------------------------------------
   23    SUPPLIES
----------------------------------------------------------------------------------------------------------
   24    ADVERTISING
----------------------------------------------------------------------------------------------------------
   25    HOUSEHOLD EXPENSES
----------------------------------------------------------------------------------------------------------
   26    CHARITABLE CONTRIBUTIONS
----------------------------------------------------------------------------------------------------------
   27    GIFTS
----------------------------------------------------------------------------------------------------------
   28    OTHER (ATTACH LIST)                                    307,415           28,756
----------------------------------------------------------------------------------------------------------
   29    TOTAL                                                  637,947          240,973              -
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
   30    PROFESSIONAL FEES                                        2,779          515,249
----------------------------------------------------------------------------------------------------------
   31    U.S. TRUSTEE FEES                                        5,000
----------------------------------------------------------------------------------------------------------
   32    OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------
   33    TOTAL                                                    7,779          515,249              -
----------------------------------------------------------------------------------------------------------
   34    TOTAL DISBURSEMENTS                                    645,727          756,222              -
----------------------------------------------------------------------------------------------------------
   35    NET CASH FLOW                                         (438,678)        (431,484)             -
----------------------------------------------------------------------------------------------------------
   36    CASH - END OF MONTH                                  3,607,473        3,175,989              -
----------------------------------------------------------------------------------------------------------

                               Cash Stmt Detail

-------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS - OTHER                                                    JULY            AUGUST          SEPTEMBER
-------------------------------------------------------------------------------------------------------------------
             ------------------------------------------------------------------------------------------------------
             COBRA                                                        15,413           12,248
             ------------------------------------------------------------------------------------------------------
             MANAGEMENT FEES                                                               54,230
             ------------------------------------------------------------------------------------------------------
             INSURANCE                                                     5,400
             ------------------------------------------------------------------------------------------------------
             NET SETTLEMENT WITH INTERCOMPANY                                              30,000
             ------------------------------------------------------------------------------------------------------
             REFUND POSTAGE                                                  138
             ------------------------------------------------------------------------------------------------------
             BANK INTEREST                                                87,758            9,952
             ------------------------------------------------------------------------------------------------------
             MISCELLANEOUS REFUNDS                                                             69
             ------------------------------------------------------------------------------------------------------
             TAX REFUND                                                      889
             ------------------------------------------------------------------------------------------------------
             TOTAL OTHER CASH RECEIPTS                                   109,598          106,498              -
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
CASH DISBURSEMENTS - OTHER                                               JULY             AUGUST        SEPTEMBER
-------------------------------------------------------------------------------------------------------------------
             ------------------------------------------------------------------------------------------------------
             401 K
             ------------------------------------------------------------------------------------------------------
             CLINICAL TRIAL                                               49,209            9,273
             ------------------------------------------------------------------------------------------------------
             CORPORATE SERVICES                                            1,000            1,522
             ------------------------------------------------------------------------------------------------------
             CONTRACTED SERVICES                                                            7,600
             ------------------------------------------------------------------------------------------------------
             OFFICE                                                        2,925            3,822
             ------------------------------------------------------------------------------------------------------
             PAYROLL SERVICES                                                332            5,053
             ------------------------------------------------------------------------------------------------------
             SHIPPING                                                      1,450            1,336
             ------------------------------------------------------------------------------------------------------
             BANK FEE                                                      2,500              150
             ------------------------------------------------------------------------------------------------------
             SETTLEMENT SALE                                             250,000
             ------------------------------------------------------------------------------------------------------
             FILING FEES/LEGAL
             ------------------------------------------------------------------------------------------------------
             TOTAL OTHER CASH DISBURSEMENTS                              307,415           28,756               -
-------------------------------------------------------------------------------------------------------------------

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in Upper Saddle River, New Jersey on this 23rd day of September, 1999.

                                      NEUROMEDICAL SYSTEMS, INC.


                                      By: /s/ Thomas McFarland
                                          -----------------------------------
                                          Thomas McFarland
                                          Acting Chief Financial Officer